             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
              event reported): August 25, 2000



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021            41-0518860
-------------------  -------------------  -------------------
     (State of         (Commission File    (I.R.S. Employer
  Incorporation)           Number)        Identification No.)



385 Washington St., St. Paul, MN                    55102
---------------------------------------           ---------
(Address of principal executive offices)          (Zip Code)


                       (651) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

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Item 5.    Other Events.
           ------------


     The St. Paul Companies, Inc. announced on August 25,
2000 that James Gustafson, president and chief operating officer of The St. Paul Companies, will be leaving the company. Douglas Leatherdale, chairman and chief executive officer of the company, said the decision was a mutual one, arrived at by both Mr. Gustafson and the company. The St.
Paul's board of directors has asked Mr. Leatherdale to commence an external search to identify potential successors.


  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Senior Vice President


Date: August 28, 2000